UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 25, 2012

Cyalume Technologies Holdings, Inc.

__________________________________________

(Exact name of registrant as specified in its charter)

Delaware	000-52247	20-3200738
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

96 Windsor Street, West Springfield, Massachusetts		01089
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:		(413) 858-2500

Not Applicable

______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)[

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On April 25, 2012, Cyalume Technologies, Inc. (“CTI”), a wholly owned subsidiary of Cyalume Technologies Holdings, Inc. (the “Company”) and Tomas Ogas, the Operations Vice President of CTI, amended Mr. Ogas’ employment agreement that was originally entered into on May 15, 2009 and expires on May 15, 2012. The significant changes in the employment agreement as a result of this amendment are as follows:

•	Mr. Ogas’ potential annual cash bonus remains as 25% of his annual base salary, however that bonus is now solely based on the Company’s achievement of certain revenue and EBITDA targets. Under his employment agreement expiring May 15, 2012, 50% of Mr. Ogas’ cash bonus was based on the achievement of certain Company revenue and EBITDA targets with the remaining 50% based on the achievement of specific objectives.

•	Mr. Ogas’ potential annual equity-based bonus remains as 10% of his annual base salary, however that bonus is now solely based on the Company’s achievement of certain revenue and EBITDA targets. Under his employment agreement expiring May 15, 2012, 50% of Mr. Ogas’ equity-based bonus was based on the achievement of certain Company revenue and EBITDA targets with the remaining 50% based on the achievement of specific objectives.

•	Mr. Ogas’ severance in the event of termination has been reduced to six months’ of annual base salary.

•	The expiration date of the employment agreement has been extended to April 25, 2015.

The full text of the April 25, 2012 amendment to Mr. Ogas’ employment agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K.

On April 25, 2012, CTI and Edgar Cranor, the Technology Vice President of CTI, amended Mr. Cranor’s employment agreement that was originally entered into on May 1, 2009 and expires on May 1, 2012. The significant changes in the employment agreement as a result of this amendment are as follows:

•	Mr. Cranor’s potential annual cash bonus has been reduced from 45% to 25% of his annual base salary. That bonus is now solely based on the Company’s achievement of certain revenue and EBITDA targets. Previously, 50% of Mr. Cranor’s cash bonus was based on the achievement of certain Company revenue and EBITDA targets with the remaining 50% based on the achievement of specific objectives.

•	Mr. Cranor’s potential annual equity-based bonus has been reduced from 50% to 25% of his annual base salary. That bonus is now solely based on the Company’s achievement of certain revenue and EBITDA targets. Previously, 100% of Mr. Cranor’s equity-based bonus was based on the achievement of specific objectives.

•	Mr. Cranor’s severance in the event of termination has been reduced to six months’ of annual base salary if termination occurs after April 25, 2013.

•	The expiration date of the employment agreement has been extended to April 25, 2015.

The full text of the April 25, 2012 amendment to Mr. Cranor’s employment agreement is attached as Exhibit 10.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits:

Exhibit No.	Description
10.1	Amended and Restated Employment Agreement of Tomas Ogas, Operations Vice President, Cyalume Technologies, Inc.
10.2	Amended and Restated Employment Agreement of Edgar Cranor, Technology Vice President, Cyalume Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyalume Technologies Holdings, Inc.

April 27, 2012	By:	/s/ Michael Bielonko
Name: Michael Bielonko
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Amended and Restated Employment Agreement of Tomas Ogas, Operations Vice President, Cyalume Technologies, Inc.
10.2	Amended and Restated Employment Agreement of Edgar Cranor, Technology Vice President, Cyalume Technologies, Inc.